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                           APEX MORTGAGE CAPITAL, INC.

                    SECOND AMENDMENT TO MANAGEMENT AGREEMENT


     This Second Amendment to the Management Agreement between APEX MORTGAGE CAPITAL, INC., a Maryland corporation (the "COMPANY"), and TCW INVESTMENT MANAGEMENT COMPANY, a California corporation (the "MANAGER") executed December 9, 1997 is entered into as of December 16, 1999 by the Company and the Manager pursuant to section 26 of the Management Agreement.

     The Management Agreement is amended as follows:

          1.4 "AVERAGE NET INVESTED CAPITAL" means the month end sum of (1) the Company's total shareholders' equity computed in accordance with generally accepted accounting principles plus (2) any unsecured debt that has been approved for inclusion by the Unaffiliated Directors at issuance plus or minus (3) an adjustment to exclude the impact of any unrealized gains, losses or other items that do not affect realized net income.

          A new section is added:

          3.3 DELEGATION. Manager may appoint an Affiliate investment adviser to perform, on Manager's behalf, any and all of the services to be performed by Manager hereunder. No additional compensation shall be charged the Company for the services of the Affiliate investment adviser.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Management Agreement as of the effective date.

                                       APEX MORTGAGE CAPITAL, INC.


                                       By: /s/  Daniel K. Osborne
                                           -------------------------------------
                                           Daniel K. Osborne
                                           Executive Vice President

                                       TCW INVESTMENT MANAGEMENT COMPANY


                                       By: /s/  Alvin R. Albe, Jr.
                                           -------------------------------------
                                           Alvin R. Albe, Jr.
                                           President